National Vision Holdings, Inc. and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Measures
Reconciliation of Adjusted Operating Income to Operating Income (new non-GAAP measure)
For the Three Months and Fiscal Years Ended December 28, 2019 and December 29, 2018
In Thousands, Except Earnings Per Share
(Unaudited)

Dollars in thousands	Three Months Ended Mar 31, 2018		Three Months Ended Jun 30, 2018		Three Months Ended Sep 29, 2018		Three Months Ended Dec 29, 2018		Fiscal Year 2018
Operating income (loss)	$38,848	9.5%	$24,973	6.5%	$(2,083)	(0.5)%	$(19,387)	(5.4)%	$42,351	2.8%
Stock compensation expense (a)	1,596	0.4%	1,524	0.4%	10,629	2.7%	7,190	2.0%	20,939	1.4%
Asset impairment (d)	—	—%	—	—%	2,137	0.6%	15,493	4.4%	17,630	1.1%
Secondary offering expenses (g)	963	0.2%	177	—%	702	0.2%	609	0.2%	2,451	0.2%
Management realignment expenses (h)	—	—%	—	—%	—	—%	—	—%	—	—%
Long-term incentive plan (i)	—	—%	—	—%	4,611	1.2%	2,429	0.7%	7,040	0.5%
Other (j)	459	0.1%	726	0.2%	1,927	0.5%	1,473	0.4%	4,585	0.3%
Amortization of acquisition intangibles (o)	1,851	0.5%	1,851	0.5%	1,851	0.5%	1,852	0.5%	7,405	0.5%
Adjusted Operating Income / Adjusted Operating Margin	$43,717	10.7%	$29,251	7.6%	$19,774	5.1%	$9,659	2.7%	$102,401	6.7%

Dollars in thousands	Three Months Ended Mar 30, 2019		Three Months Ended Jun 29, 2019		Three Months Ended Sep 28, 2019		Three Months Ended Dec 28, 2019		Fiscal Year 2019
Operating income (loss)	$32,400	7.0%	$21,702	5.1%	$11,112	2.6%	$8,361	2.1%	$73,575	4.3%
Stock compensation expense (a)	2,976	0.6%	1,741	0.4%	6,123	1.4%	1,830	0.5%	12,670	0.7%
Asset impairment (d)	2,082	0.5%	1,790	0.4%	3,516	0.8%	1,506	0.4%	8,894	0.5%
Secondary offering expenses (g)	—	—%	—	—%	401	0.1%	—	—%	401	—%
Management realignment expenses (h)	2,155	0.5%	—	—%	—	—%	—	—%	2,155	0.1%
Long-term incentive plan (i)	—	—%	781	0.2%	1,108	0.3%	941	0.2%	2,830	0.2%
Other (j)	1,192	0.3%	1,223	0.3%	1,956	0.5%	1,999	0.5%	6,370	0.4%
Amortization of acquisition intangibles (o)	1,851	0.4%	1,851	0.4%	1,851	0.4%	1,852	0.5%	7,405	0.4%
Adjusted Operating Income / Adjusted Operating Margin	$42,656	9.2%	$29,088	6.8%	$26,067	6.0%	$16,489	4.1%	$114,300	6.6%

Reconciliation of Adjusted EBITDA to Net Income (2019 Definition and 2020 Definition) (Unaudited)

Dollars in thousands	Three Months Ended Mar 31, 2018	Three Months Ended Jun 30, 2018	Three Months Ended Sep 29, 2018	Three Months Ended Dec 29, 2018	Fiscal Year 2018	Three Months Ended Mar 30, 2019	Three Months Ended Jun 29, 2019	Three Months Ended Sep 28, 2019	Three Months Ended Dec 28, 2019	Fiscal Year 2019
Net income (loss)	$24,455	$12,467	$5,171	$(18,440)	$23,653	$17,429	$10,257	$1,192	$3,920	$32,798
Interest expense	9,313	9,424	9,407	9,139	37,283	9,061	8,968	7,873	7,397	33,300
Income tax benefit	5,080	3,082	(16,661)	(10,286)	(18,785)	5,910	2,477	(7,739)	(2,956)	(2,309)
Depreciation and amortization	17,862	17,577	19,344	19,556	74,339	20,415	20,819	22,336	23,674	87,244
EBITDA	56,710	42,550	17,261	(31)	116,490	52,815	42,521	23,662	32,035	151,033

Stock compensation expense (a)	1,596	1,524	10,629	7,190	20,939	2,976	1,741	6,123	1,830	12,670
Debt issuance costs (b)	—	—	—	200	200	—	—	—	—	—
Loss on extinguishment of debt (c)	—	—	—	—	—	—	—	9,786	—	9,786
Asset impairment (d)	—	—	2,137	15,493	17,630	2,082	1,790	3,516	1,506	8,894
New store pre-opening expenses (e)	474	756	512	487	2,229	885	1,128	848	473	3,334
Non-cash rent (f)	528	745	661	867	2,801	1,198	650	537	823	3,208
Secondary offering expenses (g)	963	177	702	609	2,451	—	—	401	—	401
Management realignment expenses (h)	—	—	—	—	—	2,155	—	—	—	2,155
Long-term incentive plan (i)	—	—	4,611	2,429	7,040	—	781	1,108	941	2,830
Other (j)	459	726	1,927	1,473	4,585	1,192	1,223	1,956	1,999	6,370
Adjusted EBITDA - 2019 Definition	$60,730	$46,478	$38,440	$28,717	$174,365	$63,303	$49,834	$47,937	$39,607	$200,681

No longer adjusting for:
New store pre-opening expenses (e)	(474)	(756)	(512)	(487)	(2,229)	(885)	(1,128)	(848)	(473)	(3,334)
Non-cash rent (f)	(528)	(745)	(661)	(867)	(2,801)	(1,198)	(650)	(537)	(823)	(3,208)
Adjusted EBITDA - 2020 Definition	$59,728	$44,977	$37,267	$27,363	$169,335	$61,220	$48,056	$46,552	$38,311	$194,139

Reconciliation of Adjusted Net Income to Net Income (2019 Definition and 2020 Definition) (Unaudited)

in thousands (except for Diluted EPS)	Three Months Ended Mar 31, 2018	Three Months Ended Jun 30, 2018	Three Months Ended Sep 29, 2018	Three Months Ended Dec 29, 2018	Fiscal Year 2018	Three Months Ended Mar 30, 2019	Three Months Ended Jun 29, 2019	Three Months Ended Sep 28, 2019	Three Months Ended Dec 28, 2019	Fiscal Year 2019
Net income (loss)	$24,455	$12,467	$5,171	$(18,440)	$23,653	$17,429	$10,257	$1,192	$3,920	$32,798
Stock compensation expense (a)	1,596	1,524	10,629	7,190	20,939	2,976	1,741	6,123	1,830	12,670
Debt issuance costs (b)	—	—	—	200	200	—	—	—	—	—
Loss on extinguishment of debt (c)	—	—	—	—	—	—	—	9,786	—	9,786
Asset impairment (d)	—	—	2,137	15,493	17,630	2,082	1,790	3,516	1,506	8,894
New store pre-opening expenses (e)	474	756	512	487	2,229	885	1,128	848	473	3,334
Non-cash rent (f)	528	745	661	867	2,801	1,198	650	537	823	3,208
Secondary offering expenses (g)	963	177	702	609	2,451	—	—	401	—	401
Management realignment expenses (h)	—	—	—	—	—	2,155	—	—	—	2,155
Long-term incentive plan (i)	—	—	4,611	2,429	7,040	—	781	1,108	941	2,830
Other (j)	459	726	1,927	1,473	4,585	1,192	1,223	1,956	1,999	6,370
Amortization of acquisition intangibles and deferred financing costs (k)	2,281	2,281	2,279	2,412	9,253	2,258	2,336	2,031	2,069	8,694
Tax benefit of stock option exercises (l)	(2,695)	(1,371)	(13,900)	(7,578)	(25,544)	(230)	(1,150)	(6,303)	(2,406)	(10,089)
Tax effect of total adjustments (m)	(1,613)	(1,589)	(6,005)	(4,102)	(13,309)	(3,263)	(2,470)	(6,734)	(2,466)	(14,933)
Adjusted Net Income - 2019 Definition	$26,448	$15,716	$8,724	$1,040	$51,928	$26,682	$16,286	$14,461	$8,689	$66,118

No longer adjusting for:
New store pre-opening expenses (e)	(474)	(756)	(512)	(487)	(2,229)	(885)	(1,128)	(848)	(473)	(3,334)
Non-cash rent (f)	(528)	(745)	(661)	(867)	(2,801)	(1,198)	(650)	(537)	(823)	(3,208)
Associated tax effect	257	384	300	347	1,288	533	455	355	332	1,675
Adjusted Net Income - 2020 Definition	$25,703	$14,599	$7,851	$33	$48,186	$25,132	$14,963	$13,431	$7,725	$61,251

Reconciliation of Adjusted Diluted EPS to Diluted EPS (2019 Definition and 2020 Definition) (Unaudited)

	Three Months Ended Mar 31, 2018	Three Months Ended Jun 30, 2018	Three Months Ended Sep 29, 2018	Three Months Ended Dec 29, 2018	Fiscal Year 2018	Three Months Ended Mar 30, 2019	Three Months Ended Jun 29, 2019	Three Months Ended Sep 28, 2019	Three Months Ended Dec 28, 2019	Fiscal Year 2019
Diluted EPS	$0.31	$0.16	$0.06	$(0.24)	$0.30	$0.21	$0.13	$0.01	$0.05	$0.40
Stock compensation expense (a)	0.02	0.02	0.13	0.09	0.26	0.04	0.02	0.08	0.02	0.16
Debt issuance costs (b)	—	—	—	—	—	—	—	—	—	—
Loss on extinguishment of debt (c)	—	—	—	—	—	—	—	0.12	—	0.12
Asset impairment (d)	—	—	0.03	0.20	0.22	0.03	0.02	0.04	0.02	0.11
New store pre-opening expenses (e)	0.01	0.01	0.01	0.01	0.03	0.01	0.01	0.01	0.01	0.04
Non-cash rent (f)	0.01	0.01	0.01	0.01	0.04	0.01	0.01	0.01	0.01	0.04
Secondary offering expenses (g)	0.01	—	0.01	0.01	0.03	—	—	—	—	—
Management realignment expenses (h)	—	—	—	—	—	0.03	—	—	—	0.03
Long-term incentive plan (i)	—	—	0.06	0.03	0.09	—	0.01	0.01	0.01	0.03
Other (j)	0.01	0.01	0.02	0.02	0.06	0.01	0.02	0.02	0.02	0.08
Amortization of acquisition intangibles and deferred financing costs (k)	0.03	0.03	0.03	0.03	0.12	0.03	0.03	0.02	0.03	0.11
Tax benefit of stock option exercises (l)	(0.03)	(0.02)	(0.17)	(0.10)	(0.32)	—	(0.01)	(0.08)	(0.03)	(0.12)
Tax effect of total adjustments (m)	(0.02)	(0.02)	(0.08)	(0.05)	(0.17)	(0.04)	(0.03)	(0.08)	(0.03)	(0.18)
Adjusted Diluted EPS - 2019 Definition	$0.34	$0.20	$0.11	$0.01	$0.66	$0.33	$0.20	$0.18	$0.11	$0.81

No longer adjusting for:
New store pre-opening expenses (e)	(0.01)	(0.01)	(0.01)	(0.01)	(0.03)	(0.01)	(0.01)	(0.01)	(0.01)	(0.04)
Non-cash rent (f)	(0.01)	(0.01)	(0.01)	(0.01)	(0.04)	(0.01)	(0.01)	(0.01)	(0.01)	(0.04)
Associated tax effect	0.01	0.01	0.01	0.01	0.02	—	—	—	—	0.02
Adjusted Diluted EPS - 2020 Definition	$0.33	$0.19	$0.10	$—	$0.61	$0.31	$0.18	$0.16	$0.09	$0.75

Weighted average diluted shares outstanding	77,837	77,858	79,710	77,526	79,041	81,466	81,424	81,561	81,785	81,683

Note: Some of the totals in the table above do not foot due to rounding differences

Reconciliation of Adjusted Operating Income, Adjusted EBITDA, Adjusted Net Income and Adjusted
Diluted EPS Footnotes

(a)	Non-cash charges related to stock-based compensation programs, which vary from period to period depending on the timing of awards and performance vesting conditions.

(b)	Fees associated with the issuance of the new term loans.

(c)	For fiscal year 2019, reflects write-off of deferred financing fees related to the extinguishment of debt.

(d)
Reflects write-off of property and equipment and lease-related assets on closed or underperforming stores; additionally reflects non-cash charges related to impairment of long-lived assets, primarily goodwill in our Military and Fred Meyer brands for the three months ended December 29, 2018 and fiscal year 2018.

(e)
Pre-opening expenses, which include marketing and advertising, labor and occupancy expenses incurred prior to opening a new store, are generally higher than comparable expenses incurred once such store is open and generating revenue.

(f)	Consists of the non-cash portion of rent expense, which reflects the extent to which our straight-line rent expense recognized under GAAP exceeds or is less than our cash rent payments.

(g)	Expenses related to our secondary public offerings during fiscal years 2018 and 2019.

(h)	Expenses related to a non-recurring management realignment described in our Form 8-K filed with the SEC on January 10, 2019.

(i)
Expenses pursuant to a long-term incentive plan for non-executive employees who were not participants in the management equity plan for fiscal year 2019. This plan was effective in 2014 following the acquisition of the Company by affiliates of KKR & Co. Inc. (the "KKR Acquisition"). During the third quarter of fiscal year 2018, $4.6 million cash payout was triggered as a result of the second secondary offering of common stock by KKR and other selling shareholders. The remaining $2.4 million relates to the third secondary offering and is accrued but not paid as of fiscal year end 2018.

(j)
Other adjustments include the following amounts that management believes are not representative of our operating performance (amounts in brackets represent reductions in Adjusted EBITDA and Adjusted Net Income) including our share of losses on equity method investments of $0.6 million and $0.3 million for the three months ended December 28, 2019 and December 29, 2018, and $1.8 million and $1.3 million for fiscal years 2019 and 2018, respectively; the amortization impact of the KKR Acquisition-related adjustments (e.g., fair value of leasehold interests) of $0.2 million, $0.1 million, $0.5 million and $0.4 million for the three months ended December 28, 2019 and December 29, 2018; differences between the timing of expense versus cash payments related to contributions to charitable organizations of $(0.2) million for three months ended December 29, 2018 and $(1.0) million for the fiscal year 2018; costs of severance and relocation of $0.6 million, $0.1 million, $2.3 million and $1.0 million for the three months ended December 28, 2019 and December 29, 2018 and fiscal years 2019 and 2018, respectively; excess payroll taxes related to stock option exercises of $0.2 million and $0.6 million for the three months ended December 28, 2019 and December 29, 2018, respectively and $0.8 million and $1.8 million for fiscal year 2019 and 2018, respectively; and other expenses and adjustments totaling $0.4 million and $0.6 million for the three months ended December 28, 2019 and December 29, 2018, respectively and $1.0 million and $1.1 million for fiscal years 2019 and 2018, respectively. Refer to our Form 8-Ks filed with the SEC on May 9, 2019, August 6, 2019 and November 7, 2019 for information on adjustments recognized in the other periods presented.

(k)
1) Amortization of the increase in carrying values of finite-lived intangible assets resulting from the application of purchase accounting to the KKR Acquisition of $1.9 million for each of the three months ended December 28, 2019 and December 29, 2018 and $7.4 million for each of the fiscal years 2019 and 2018; and 2) Amortization of debt discounts associated with the March 2014 term loan borrowings in connection with the KKR Acquisition and, to a lesser extent, amortization of debt discounts associated with the May 2015 and February 2017 incremental First Lien - Term Loan B and the November 2017 First Lien - Term Loan B refinancing, aggregating to $0.2 million and $0.5 million of additional expense for the three months ended December 28, 2019 and December 29, 2018, respectively and $1.3 million and $1.9 million of additional expense for fiscal years 2019 and 2018, respectively. Refer to our Form 8-K's filed with the SEC on May 9, 2019, August 6, 2019 and November 7, 2019 for information on adjustments recognized in the other periods presented.

(l)
Tax benefit associated with accounting guidance adopted at the beginning of fiscal year 2017 (ASU 2016-09, Compensation - Stock Compensation), requiring excess tax benefits related to stock option exercises be recorded in earnings as discrete items in the reporting period in which they occur.

(m)	Represents the income tax effect of the total adjustments, at our combined statutory federal and state income tax rates.

(n)
Reflects other expenses in (j) above, except for our share of losses on equity method investments of $0.6 million and $0.3 million for the three months ended December 28, 2019 and December 29, 2018 and $1.8 million and $1.3 million for fiscal year 2019 and 2018, respectively; and facility opening expenses of $0.4 million for the three months ended December 29, 2018 and $0.7 million for fiscal year 2018, respectively, which are non-SG&A expenses.

(o)	Amortization of the increase in carrying values of finite-lived intangible assets resulting from the application of purchase accounting to the KKR Acquisition.